                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London


                           Delaware S&P 500 Index Fund

                     Consultant Class * Institutional Class



                                   Prospectus
                                December 30, 1999

                                Total Return Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

Fund profile                                    page  3
Delaware S&P 500 Index Fund                           3

How we manage the Fund                          page  5
Our investment strategies                             5
The securities we typically invest in                 6
The risks of investing in the Fund                    8

Who manages the Fund                            page  9
Investment manager and sub-adviser                    9
Portfolio manager                                     9
Fund administration (Who's who)                      10

About your account                              page 12
Investing in the Fund
       How to buy shares                             13
       How to redeem shares                          15
       Account minimums                              16
       Special services                              17
Dividends, distributions and taxes                   18

Certain management considerations               page 19

Financial highlights                            page 20

Profile: Delaware S&P 500 Index Fund
------------------------------------

What are the Fund's goals?
S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?
S&P Index Fund will invest primarily in common stock. The Fund intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the Index in proportion to their weightings.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of its benchmark index through automated statistical analytic procedures.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. The Fund will be affected by declines in stock prices. For a more complete discussion of risk, please turn to "The risks of investing in the Fund."

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o  Investors with long-term financial goals.
o  Investors seeking an investment primarily in common stocks.
o  Investors seeking total return.

Who should not invest in the Fund
o  Investors with short-term financial goals.
o  Investors whose primary goal is current income.
o  Investors who are unwilling to accept share prices that may fluctuate.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

 ------------------------------------------------------ ----------------- ---------------
 CLASS                                                     Consultant     Institutional
 ------------------------------------------------------ ----------------- ---------------
 Maximum sales charge (load) imposed on purchases as                none            none
 a percentage of offering price
 ------------------------------------------------------ ----------------- ---------------
 Maximum contingent deferred sales charge (load) as a               none            none
 percentage of original purchase price or redemption
 price, whichever is lower
 ------------------------------------------------------ ----------------- ---------------
 Maximum sales charge (load) imposed on reinvested                  none            none
 dividends
 ------------------------------------------------------ ----------------- ---------------
 Redemption fees                                                    none            none
 ------------------------------------------------------ ----------------- ---------------
 Exchange fees                                                    none(1)         none(1)
 ------------------------------------------------------ ----------------- ---------------

 Annual fund operating expenses are deducted from the Fund's assets.

 ------------------------------------------------------ ----------------- ---------------
 Management fees                                                   0.07%           0.07%
 ------------------------------------------------------ ----------------- ---------------
 Distribution and service (12b-1) fees                            0.12%(2)          none
 ------------------------------------------------------ ----------------- ---------------
 Other expenses                                                    0.99%           0.99%
 ------------------------------------------------------ ----------------- ---------------
 Total annual fund operating expenses                              1.18%           1.06%
 ------------------------------------------------------ ----------------- ---------------
 Fee waivers and payments(3)                                     (0.66%)         (0.66%)
 ------------------------------------------------------ ----------------- ---------------
 Net expenses                                                      0.52%           0.40%
 ------------------------------------------------------ ----------------- ---------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 -------------- --------------------------------------------------------- ---------------
 CLASS                                                        Consultant   Institutional
 ------------------------------------------------------ ----------------- ---------------
 1 year                                                              $53             $41
 ------------------------------------------------------ ----------------- ---------------
 3 years                                                            $309            $271
 ------------------------------------------------------ ----------------- ---------------

1 Exchanges are subject to the requirements of each Delaware Investments fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2 The Board of Trustees set the 12b-1 fee for the Consultant Class at 0.12%. The maximum annual 12b-1 plan expenses permitted under the 12b-1 plan for the Consultant Class are 0.30% of average daily net assets.
3 The investment manager has contracted to waive fees and pay expenses through November 30, 2000 in order to prevent total operating expenses (excluding any 12b-1 expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.40% of average daily net assets.
4 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two and three.

How we manage the Fund

Our investment strategies
S&P 500 Index Fund is a stock fund that seeks to track the performance of the Standard & Poor's 500 Composite Stock Index, which emphasizes large U.S. companies. We employ a passive management strategy by normally investing in all 500 stocks included in the Index. We generally invest in each stock in roughly the same proportion as represented in the Index. We seek to replicate as closely as possible the aggregate risk characteristics and industry diversification of the Index.

Although we intend to invest in all 500 stocks in the Index, there is no predetermined number of stocks that the Fund must hold. S&P may change the composition of the Index from time to time. We will attempt to reflect those changes as soon as practical. The Fund is usually fully invested. We may buy and sell stock index futures, and buy option on stock indexes and on stock index futures to maintain market exposure and manage cash flow.

We do not anticipate that the Fund will be able to invest in all 500 stocks in the Index until it has at least $50 million in assets under management. Until that time, the Fund will purchase a representative sample of the stocks listed in the Index in our effort to replicate the total return of the Index.

We may purchase other types of securities, such as Standard & Poor's Depository Receipts, American Depository Receipts, high quality short-term debt securities, and certain derivatives.

To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the Index is anticipated in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the Fund's performance to that of the Index will increase as the size of the Fund increases. The Fund's ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares. We will monitor correlation.

S&P 500 Index Fund's investment objective - to seek to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index - is a non-fundamental objective. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

------------------------------------------------------------- ---------------------------------------------------------------------
The securities we typically invest in                                                    How we use them

------------------------------------------------------------- ---------------------------------------------------------------------
Common stocks: Securities that represent shares of            We will invest primarily in common stocks.  Generally, we will
ownership in a corporation. Stockholders participate in the   seek to invest in all 500 stocks included in the S&P 500 Index.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------- ---------------------------------------------------------------------
American Depositary Receipts:  ADRs are issued by a U.S.      We generally invest only in those ADRs included in the S&P 500 Index.
bank and represent the bank's holdings of a stated number
of shares of a foreign corporation.  An ADR entitles the
holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the
same as U.S. securities.
------------------------------------------------------------- ---------------------------------------------------------------------
Futures Contracts and Options on Futures Contracts: Futures   For hedging purposes, we may have the Fund enter into futures
contracts are agreements for the purchase or sale of a        contracts that relate to securities included in the S&P 500 Index or
specified quantity of securities or the cash value of an      that relate to the Index.  We may also purchase and write call and
index at a specified future date at a price agreed upon       put options on such contracts.
when the contract is made. Under such contracts no delivery
of the actual securities making up the index takes place.
Rather, upon expiration of the contract, settlement is made
by exchanging cash in an amount equal to the difference
between the contract price and the closing price of the
index at expiration, net of variation margin previously
paid.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Certain options and futures may be considered to be
derivative securities.
------------------------------------------------------------- ---------------------------------------------------------------------
Options on Securities and Securities Indices: Options         We may write and purchase covered put and call options on securities
represent a right to buy or sell a security at an agreed      included in the S&P 500 Index or that relate to the Index.  Option
upon price at a future date.  The purchaser of an option      transactions of the Fund will be conducted so that the total amount
may or may not choose to go through with the transaction.     paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, we will
Options on securities indices are similar to options on       not have the Fund write a put or call option or combination thereof
securities except there is no transfer of a security and      if, as a result, the aggregate value of all securities or collateral
settlement is in cash. A call option on a securities index    used to cover its outstanding options would exceed 25% of the value
grants the purchaser of the call, for a premium paid to the   of the Fund's total assets.
seller, the right to receive in cash an amount equal to the
difference between the closing value of the index and the
exercise price of the option times a multiplier established
by the exchange upon which the option is traded.

Certain options may be considered to be derivative
securities.
------------------------------------------------------------- ---------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such     Typically, we use repurchase agreements as a short-term investment
as the Fund, and a seller of securities in which the seller   for the Fund's cash position. In order to enter into these
agrees to buy the securities back within a specified time     repurchase agreements, the Fund must have collateral of at least
at the same price the buyer paid for them, plus an amount     102% of the repurchase price.
equal to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.
------------------------------------------------------------- ---------------------------------------------------------------------


------------------------------------------------------------- ---------------------------------------------------------------------
Restricted securities: Privately placed securities whose      We may invest in privately placed securities that are eligible for
resale is restricted under securities law.                    resale only among certain institutional buyers without registration, including Rule 144A Securities. Restricted securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities, which is described below.
------------------------------------------------------------- ---------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready      We may invest up to 15% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at        including repurchase agreements with maturities of over seven days.
approximately the price that the Fund has valued them.
------------------------------------------------------------- ---------------------------------------------------------------------

The Fund may also invest in other securities, such as Standard & Poor's Depositary Receipts, high quality short-term debt securities, and certain derivatives. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder report.

Lending securities
The Fund may lend up to one-third of its assets to qualified dealers and investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Portfolio turnover
We anticipate that securities will be sold from the Fund only to reflect certain changes in its benchmark index (including mergers or changes in the composition of the index) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the benchmark index. Accordingly, the turnover rate for the Fund is not expected to exceed 50%, a generally lower turnover rate than for most actively managed investment companies.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. An investment in the Fund typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------- --------------------------------------------------------------------
                     Risks                                           How we strive to manage them
------------------------------------------------- --------------------------------------------------------------------
Market risk is the risk that all or a majority    We maintain a long-term investment approach and focus on stocks we
of the securities in a certain market -- like     believe can appreciate over an extended time frame regardless of
the stock or bond market -- will decline in       interim market fluctuations. We do not try to predict overall
value because of factors such as economic         stock market movements and though we may hold securities for any
conditions, future expectations or investor       amount of time, we typically do not trade for short-term purposes.
confidence.
                                                  We reserve the right to hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------- --------------------------------------------------------------------
Industry and security risk is the risk that the   The amount of the Fund's assets invested in any one industry and
value of securities in a particular industry or   in any individual security is limited.
the value of an individual stock or bond will
decline because of changing expectations for
the performance of that industry or for the
individual company issuing the stock.
------------------------------------------------- --------------------------------------------------------------------
Futures and options risk is the possibility       We will use options and futures for hedging purposes.  We will not
that the Fund may experience a significant loss   use futures and option for speculative reasons.
if it employs an options or futures strategy
related to a securities or a market index and
that security or index moves in the opposite
direction from what the was anticipated.
Futures and options also involve additional
expenses, which could reduce any benefit or
increase any loss that the Fund may gain from
using the strategy.
------------------------------------------------- --------------------------------------------------------------------
Foreign risk is the risk that foreign             We typically invest only a small portion of the Fund's portfolio
securities may be adversely affected by           in foreign corporations indirectly through American Depositary
political instability, changes in currency        Receipts. When we do purchase ADRs, they are generally denominated
exchange rates, foreign economic conditions or    in U.S. dollars and traded on a U.S. exchange.
inadequate regulatory and accounting standards.
------------------------------------------------- --------------------------------------------------------------------
Liquidity risk is the possibility that            We limit exposure to illiquid securities.
securities cannot be readily sold within seven
days at approximately the price that the Fund
has valued them.
------------------------------------------------- --------------------------------------------------------------------

Who manages the Fund

Investment manager and sub-adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. State Street Global Advisors, a division of State Street Corporation, is the Fund's sub-adviser. As sub-adviser, State Street Global Advisors is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's business affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, Delaware and State Street will be paid 0.07% as a percentage of average daily net assets for the fiscal year.

Portfolio manager
James B. May has primary responsibility for making investment decisions for S&P 500 Index Fund. Mr. May is a Principal and Portfolio Manager at State Street Global Advisors, where he manages several mutual funds as well as several separately managed funds. Mr. May works in State Street Global Advisors U.S. Passive Equity group. Prior to that time he worked State Street's passive U.S. Equities operations department. Mr. May holds a BS in Finance from Bentley College and his MBA from Boston College. He is a member of the Financial Management Association and is working toward the CFA designation.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

                                          Board of Trustees

Investment manager                           The Fund                Custodian
Delaware Management Company                                   The Chase Manhattan Bank
One Commerce Square                                           4 Chase Metrotech Center
Philadelphia, PA 19103                                           Brooklyn, NY 11245

Sub-adviser
State Street Global Advisors
Two International Place
Boston, MA 02110

Portfolio manager                Distributor                       Service agent
(see page 9 for details)         Delaware Distributors, L.P.       Delaware Service Company,
Inc.                             1818 Market Street                1818 Market Street
                                 Philadelphia, PA 19103            Philadelphia, PA 19103

                                       Financial advisers

                                          Shareholders


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account


Consultant Class

o Consultant Class shares may be purchased through financial advisers, including brokers, financial institutions and other entities that have a dealer agreement with the Fund's distributor or a service agreement with the Fund. It is available only to retirement plans administered by Retirement Financial Services, Inc. and rollover individual retirement accounts from such plans.

o    Consultant Class shares do not have an up-front sales charge.

o Consultant Class shares are subject to an annual 12b-1 fee no greater than 0.30% (currently the 12b-1 fee is set at 0.12%) of average daily net assets. The 12b-1 fee is typically used to compensate your financial adviser for the ongoing guidance and service he or she provides to you.

o Consultant Class shares are not subject to a contingent deferred sales charge.

Institutional Class

     Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

o    Institutional Class shares do not have an up-front sales charge.

o    Institutional Class shares are not subject to a front-end or contingent

o    Institutional Class shares are not subject to an annual 12b-1 fee.


The Consultant Class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to buy shares

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Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open a Consultant Class account by exchange, call the Shareholder Service Center at 800.523.1918. To open an Institutional Class account by exchange, call a Client Services Representative at 800.510.4015.


[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange Consultant Class shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

There is no minimum purchase requirements for retirement plans. If you are buying Consultant Class shares in an IRA or Roth IRA, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500.

There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

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By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem Consultant Class shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem Consultant Class shares and your account balance falls below $1,000 ($250 for IRAs or $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

If you redeem Institutional Class shares and your account balance falls below $250, the Fund may redeem your account after 60 days.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

In certain circumstances, Class A shares of the Delaware Investments funds may be subject to a contingent deferred sales charge for up to two years after purchase. This would occur if the fund normally had a front-end sales charge, but the shares were purchased without paying a sales charge and a financial adviser was paid a commission on the purchase. If you purchase Class A shares of another fund in this manner, you may exchange them for shares of the Fund's Consultant or Institutional Class. You will not have to pay the contingent deferred sales charge at the time of the exchange. However, you may have to pay the contingent deferred sales if you later redeem your shares of the Fund's A or Consultant Class or if you exchange them for shares of another fund and then redeem those shares. The time that you are invested in the Fund will count toward the fulfillment of the two-year holding period.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services to Consultant Class shareholders.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as social security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

MoneyLineSM On Demand Service
Through our MoneyLineSM On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends, if any, are paid quarterly. Capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

About the S&P 500 Index
The S&P 500 Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

"Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the Fund regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund. Standard & Poor's has no obligation to take the needs of the shareholders of the Fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the Fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR THE SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year

2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio manager and investment professionals of the Fund consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Financial highlights
Financial highlights are not provided for the Fund because it commenced operations after the close of its fiscal year.

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.


Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

National Association of Securities Dealers (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.


Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware S&P 500 Index Fund

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual report to shareholders. In the Fund's shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site
www.delawareinvestments.com
---------------------------


E-mail
service@delinvest.com


Shareholder Service Center (Consultant Class)

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o    For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Client Services Representative (Institutional Class)
800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


Investment Company Act file number: 811- 08457
Delaware S&P 500 Index Fund Symbols
                           CUSIP
Consultant Class           2463664050
Institutional Class        2463665040

                                    DELAWARE
                                   INVESTMENTS
                              Philadelphia * London